Cash and cash equivalents	12 Months Ended
Dec. 31, 2022
Cash and cash equivalents
Cash and cash equivalents

6 Cash and cash equivalents

Cash and cash equivalents of €10,155 million (€8,254 million at December 31, 2021) included financial assets with maturity of up to three months at the date of inception amounting to €6,804 million (€5,496 million at December 31, 2021) and mainly included deposits with financial institutions, having notice of more than 48 hours.

Expected credit losses on deposits with banks and financial institutions measured at amortized cost were immaterial.

Cash and cash equivalents mainly consisted of deposits in euros (€5,143 million) and in US dollars (€4,134 million) representing the use of cash on hand in the market for the financial needs of the Group.

Restricted cash amounted to approximately €97 million (€115 million at December 31, 2021) in relation to foreclosure measures by third parties and obligations relating to the payment of debts.

The average maturity of financial assets originally due within 3 months was 12 days with an effective interest rate of 1.75% for bank deposits in euros (€3,631 million) and 21 days with an effective interest rate of 4.43% for bank deposits in U.S. dollars (€2,581 million).